                                                                    Exhibit 10.1




                             SUBSCRIPTION AGREEMENT
                                       FOR
                          LIMITED PARTNERSHIP INTEREST
                                       IN
                  APPLIED GENOMIC TECHNOLOGY CAPITAL FUND, L.P.

IN MAKING AN INVESTMENT DECISION, INVESTORS MUST RELY ON THEIR OWN EXAMINATION OF THE PERSON OR ENTITY CREATING THE SECURITIES AND THE TERMS OF THE OFFERING, INCLUDING THE MERITS AND RISKS INVOLVED. THE SECURITIES OFFERED HEREBY HAVE NOT BEEN RECOMMENDED BY ANY FEDERAL OR STATE SECURITIES COMMISSION, OR REGULATORY AUTHORITY. FURTHERMORE, THE FOREGOING AUTHORITIES HAVE NOT CONFIRMED THE ACCURACY OR DETERMINED THE ADEQUACY OF THIS DOCUMENT. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

THE SECURITIES OFFERED HEREBY ARE SUBJECT TO RESTRICTIONS ON TRANSFERABILITY AND RESALE AND MAY NOT BE TRANSFERRED OR RESOLD EXCEPT AS PERMITTED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, AND THE APPLICABLE STATE SECURITIES LAWS, PURSUANT TO REGISTRATION OR EXEMPTION THEREFROM. INVESTORS SHOULD BE AWARE THAT THEY WILL BE REQUIRED TO BEAR THE FINANCIAL RISKS OF THIS INVESTMENT FOR AN INDEFINITE PERIOD OF TIME.

EXCEPT AS OTHERWISE PROVIDED IN THE LIMITED PARTNERSHIP AGREEMENT FOR APPLIED GENOMIC TECHNOLOGY CAPITAL FUND, L.P. (THE "PARTNERSHIP"), A LIMITED PARTNER MAY NOT SELL, ASSIGN, TRANSFER, PLEDGE OR OTHERWISE DISPOSE OF ALL OR ANY PART OF ITS INTEREST IN THE PARTNERSHIP UNLESS THE GENERAL PARTNER (AS DEFINED HEREIN) HAS CONSENTED THERETO.

FOR FLORIDA RESIDENTS ONLY:
--------------------------

THE SECURITIES BEING OFFERED HAVE NOT BEEN REGISTERED WITH THE FLORIDA DIVISION OF SECURITIES. IF SALES ARE MADE TO FIVE OR MORE FLORIDA PURCHASERS, EACH SALE IS VOIDABLE BY THE PURCHASER WITHIN THREE DAYS AFTER THE FIRST TENDER OF CONSIDERATION IS MADE BY SUCH PURCHASER TO THE ISSUER, AN AGENT OF THE ISSUER OR WITHIN THREE DAYS AFTER AVAILABILITY OF THAT PRIVILEGE IS COMMUNICATED TO SUCH PURCHASER, WHICHEVER OCCURS LATER.

FOR NON-U.S. RESIDENTS:
----------------------

NO ACTION HAS BEEN, OR WILL BE, TAKEN TO COMPLY WITH THE SECURITIES LAWS OF ANY JURISDICTION OUTSIDE THE UNITED STATES OF AMERICA (THE "U.S."). IT IS THE RESPONSIBILITY OF ANY PERSON WISHING TO PURCHASE A LIMITED PARTNERSHIP INTEREST TO SATISFY HIMSELF AS TO FULL OBSERVANCE OF THE LAWS OF ANY RELEVANT TERRITORY OUTSIDE THE U.S. IN CONNECTION WITH ANY SUCH PURCHASE, INCLUDING OBTAINING ANY REQUIRED GOVERNMENTAL OR OTHER CONSENTS OR OBSERVING ANY OTHER APPLICABLE FORMALITIES.

                                                 Investor Name:  Antigenics Inc.


                  APPLIED GENOMIC TECHNOLOGY CAPITAL FUND, L.P.

                             SUBSCRIPTION AGREEMENT

                                               Date: May 18, 2000

To:  Applied Genomic Technology Capital Fund, L.P.
     (the "Partnership")
     c/o NewcoGen Group
     150 CambridgePark Drive
     Cambridge, MA 02140

Dear Sir or Madam:

     Reference is made to the Limited Partnership Agreement of the Partnership (the "Partnership Agreement") heretofore furnished to the undersigned with respect to the offering of Limited Partnership Interests in the Partnership (such Agreement, together with the other offering materials provided to the undersigned subscribing investor (the "Investor") being sometimes herein collectively called the "Offering Materials"). Capitalized terms used, but not defined, herein shall have the respective meanings given them in the Offering Materials.

     The Investor hereby agrees as follows:

     1.   SUBSCRIPTION FOR A LIMITED PARTNERSHIP INTEREST.

          (a) PURCHASE OF INTERESTS. Subject to the terms and conditions set forth in this Subscription Agreement and in the Partnership Agreement, the Investor agrees (i) to purchase from the Partnership the Limited Partnership Interest (the "Interest") in the Partnership in the amount set forth on the signature page below (except to the extent that a lesser Interest has been accepted by the General Partner pursuant to Section 9) at a purchase price equal to 100% of such Interest, payable in the manner and at the times provided in the Partnership Agreement, (ii) to become a party to the Partnership Agreement and
(iii) to become a Limited Partner of the Partnership. In the event that the General Partner elects pursuant to Section 2.3 of the Partnership Agreement to form a Parallel Fund this Subscription Agreement, may, with the consent of the Investor, be deemed a subscription for an Interest in the Parallel Partnership and all references herein to the "Partnership" and the "Partnership Agreement" shall be deemed references to the Parallel Fund and to the limited partnership agreement of the Parallel Fund, respectively.

          (b) ACCESS. It is understood that all materials pertaining to this investment have been made available for inspection by the Investor and representatives of the Investor and that the books and records of the Partnership will be available, upon reasonable notice, for inspection by Limited Partners during normal business hours at its principal office in accordance with the Partnership Agreement.

     2. REPRESENTATIONS OF THE INVESTOR. The Investor hereby represents and warrants to the Partnership and to the General Partner as follows:

          (a) SUITABILITY. THE INVESTOR HAS READ CAREFULLY AND UNDERSTANDS THE OFFERING MATERIALS AND HAS CONSULTED ITS OWN ATTORNEY, ACCOUNTANT OR INVESTMENT ADVISER WITH RESPECT TO THE INVESTMENT CONTEMPLATED HEREBY AND ITS SUITABILITY FOR THE INVESTOR. ANY SPECIFIC ACKNOWLEDGMENT SET FORTH BELOW WITH RESPECT TO ANY STATEMENT CONTAINED IN THE OFFERING MATERIALS SHALL NOT BE DEEMED TO LIMIT THE GENERALITY OF THIS REPRESENTATION AND WARRANTY.

          (b) OPPORTUNITY TO VERIFY INFORMATION. The Investor acknowledges that representatives of the Partnership have made available to the Investor, during the course of this transaction and prior to the purchase of any Interests, the opportunity to ask questions of and receive answers from them concerning the terms and conditions of the offering described in the Offering Materials, and to obtain any additional information necessary to verify the information contained in the Offering Materials or otherwise relative to the proposed activities of the Partnership or to otherwise evaluate the merits and risks of an investment in the Interest.

          (c) PURCHASE FOR INVESTMENT. The Investor understands and agrees: (i) that the Investor must bear the economic risk of its investment until the termination of the Partnership; (ii) that the Interest has not been registered under the Securities Act of 1933, as amended (the "Securities Act"), and, therefore, cannot be resold or otherwise disposed of unless it is subsequently registered under the Securities Act or unless an exemption from such registration is available; (iii) that the Partnership is not being registered as an "investment company" as the term "investment company" is defined in Section 3(a) of the U.S. Investment Company Act of 1940, as amended; (iv) that the Investor is purchasing the Interest for its own account and without a view towards distribution thereof; (v) that the Investor shall not resell or otherwise dispose of all or any part of the Interest purchased by the Investor, except as permitted by law, including, without limitation, any and all applicable provisions of the Partnership Agreement and any regulations under the Securities Act; (vi) that the transfer of the Interest and the substitution of another Limited Partner for the Investor are restricted by the terms of the Partnership Agreement; (vii) that the Partnership does not have any intention of registering the Partnership as an "investment company" under the Investment Company Act or of registering the Interest under the Securities Act or of supplying the information which may be necessary to enable the Investor to sell the Interest, except upon a request in compliance with Rule 1 44A(d)(4)(i) under the Securities Act; (viii) that neither the General Partner nor its partners nor any other person or entity selected by the General Partner to act as agent or adviser of the Partnership with respect to managing the affairs of the Partnership will be registered as an investment adviser under the Investment Advisers Act of 1940, as amended; and (ix) that Rule 144 under the Securities Act may not be available as a basis for exemption from registration of any Interest. The Investor understands that there is no public or other market for the Interest, and it is not anticipated that such a market will ever develop. The Investor further understands that for the foregoing reasons, an Investor will be required to retain ownership of the Interest and bear the economic risk of this investment for an indefinite period of time.

          (d) FULL CONTRIBUTION. The Investor understands that, except as otherwise provided in the Partnership Agreement, the Investor may not make less than the full amount of any required capital contribution, and that default provisions with respect thereto, pursuant to which the Investor may lose a material portion of its investment in the Partnership, are contained in the Partnership Agreement.

          (e) ACCREDITED INVESTOR AND QUALIFIED PURCHASER STATUS. One or more of the categories set forth in EXHIBIT 1 and EXHIBIT 2 hereto correctly and in all respects describes the Investor, and the Investor has so indicated by signing on the blank line or lines following a category on each such Exhibit which so describes it.

          (f) NO NEED FOR LIQUIDITY. The Investor has no need for liquidity in connection with its purchase of the Interest, and is able to bear the risk of loss of its entire investment in the Interest.

          (g) INVESTMENT OBJECTIVES. The purchase of the Interest by the Investor is consistent with the general investment objectives of the Investor.

          (h) SECURITIES LAWS. The Investor received the Offering Materials and first learned of the Partnership in the state listed as the address of the Investor set forth on the Investor's signature page hereto, and intends that the state securities laws of that state alone shall govern this transaction.

          (i) INVESTMENT COMPANY ACT REPRESENTATIONS. If the Investor is a corporation, trust, partnership or other organization:

               (1) The Investor was not, or will not be, formed or "recapitalized" (as defined below) for the specific purpose of acquiring the Interest;

               (2) The Investor's stockholders, partners or other beneficial owners have no individual discretion as to their participation or non-participation in the Interest and will have no individual discretion as to their participation or non-participation in particular investments made by the Partnership;

               (3) The Investor has not and will not invest more than 40% of its "committed capital" (as defined below) in any single entity, including the Partnership, which is excluded from the definition of "investment company" solely by reason of Section 3(c)(l) of the Investment Company Act; and

               (4) If the Investor is contributing 10% or more of the total capital to be contributed by the Limited Partners to the Partnership, either (i) all of the outstanding securities (other than short-term paper) of such Investor are beneficially owned by one natural person, or (ii) such Investor is not an "investment company" under Section 3(a) of the Investment Company Act or an entity which would be an "investment company" but for the exception provided for in Section 3(c)(l) or Section 3(c)(7) of the Investment Company Act.

     For purposes of this Section 2(i), the following definitions shall apply:
"Committed capital" includes all amounts which have been contributed to the Investor by its shareholders, partners or other equity holders plus all amounts which such persons remain obligated to contribute to it. The term "recapitalized" shall include new investments made in the Investor solely for the purpose of financing its acquisition of the Interest and not made pursuant to a prior financial commitment.

          (j) POWER AND AUTHORITY; NO CONFLICTS. If the Investor is a corporation, trust, partnership or other organization: (i) it has the requisite power and authority to execute and deliver this Subscription Agreement and the Partnership Agreement; (ii) the person signing the Subscription Agreement on behalf of the Investor has been duly authorized to execute this Subscription Agreement and the Partnership Agreement; and (iii) such execution and delivery does not violate, or conflict with, the terms of any material agreement or instrument to which the Investor is a party or by which it is bound. This Subscription Agreement has been duly executed by the Investor and constitutes, and the Partnership

Agreement, when the Investor is admitted as a Limited Partner, will constitute, a valid and legally binding agreement of the Investor.

          (k) KNOWLEDGE AND EXPERIENCE. The Investor and its purchaser representative (if any) currently have, and (unless the Investor has a purchaser representative) the Investor had immediately prior to receipt of any offer regarding the Partnership, such knowledge and experience in financial and business matters as to be able to evaluate the merits and risks of an investment in the Partnership.

          (l) PURCHASER REPRESENTATIVE. If the Investor has utilized a purchaser representative, the Investor has previously given the Partnership notice in writing of such fact, specifying that such representative would be acting as the Investor's "purchaser representative" as defined in Rule 501(h) of Regulation D under the Securities Act.

          (m) NO VIEW TO TAX BENEFITS. The Investor is not acquiring the Interest with a view to realizing any benefits under United States federal income tax laws, and no representations have been made to the Investor that any such benefits will be available as a result of the Investor's acquisition, ownership or disposition of the Interest.

          (n) PUBLICLY TRADED PARTNERSHIP. The following representations are included with the intention of enabling the Partnership to qualify for the benefit of a "safe harbor" under Treasury Regulations from treatment of the Partnership as an entity subject to corporate income tax. Either:

               (1) The Investor is not a partnership, grantor trust, or Subchapter S corporation for federal income tax purposes, or

               (2) The Investor is a partnership, grantor trust, or Subchapter S corporation, but (i) at no time during the term of the Partnership will 65% or more of the value of any beneficial owner's direct or indirect interest in the Investor be attributable to the Investor's interests in the Partnership, (ii) less than 65% of the value of the Investor is attributable to the Investor's interests in the Partnership, and (iii) permitting the Partnership to satisfy the 100-partner limitation set forth in Section l.7704-I(h)(1)(ii) of the Treasury Regulations is not a principal purpose of any beneficial owner of the Investor in investing in the Partnership through the Investor.

If the Investor is unable to make either of such representations, the Investor hereby agrees to provide the General Partner, prior to the effective date of the purchase of the Interest, with evidence (including opinions of counsel) satisfactory in form and substance to the General Partner relating to the status of the Partnership under Section 7704 of the Code.

          (o) NO BORROWINGS. The Investor has not borrowed any portion of its contribution to the Partnership, either directly or indirectly, from the Partnership, the General Partner, or any affiliate of the foregoing.

          (p) PARTNERSHIP COUNSEL DOES NOT REPRESENT INVESTORS. The Investor understands and acknowledges that Testa, Hurwitz & Thibeault, LLP represents only the Partnership and the General Partner, and not the Investor, in connection with the formation of the Partnership.

     3. CAPITAL CONTRIBUTIONS. Subject to the terms and conditions of the Partnership Agreement, the initial capital contribution for the purchase of the Investor's Interest shall take place on such date and at such place, as shall be selected by the General Partner upon 10 Business Days' prior written notice to the Investor in accordance with Article 6 of the Partnership Agreement.

     4. AGREEMENTS WITH OTHER LIMITED PARTNERS. The Partnership represents that each other Limited Partner has or will execute and deliver a subscription agreement substantially identical to this Subscription Agreement (except as to the amount of the Interest to be purchased), in which each such other Limited Partner agrees to subscribe for and purchase an interest from the Partnership and makes the same representations and warranties as are made by the Investor in
Section 2 hereof, only with changes that are appropriate to reflect the legal form of such Limited Partner. The purchases of the Interests by the Investor and the other Limited Partners are to be separate purchases from the Partnership and the sales of the Interests to the Investor and the other Limited Partners are to be separate sales by the Partnership. This Subscription Agreement and such other subscription agreements are sometimes collectively referred to herein as the "Subscription Agreements."

     5. CONDITIONS TO CLOSING. The Investor's obligation to purchase the Interest at the closing is subject to the fulfillment prior to or at the closing, of each of the following conditions:

          5.1. MINIMUM SUBSCRIPTIONS. The Partnership (together with any Parallel Funds) shall have received aggregate capital commitments, including the capital commitment of the General Partner, of at least $70,000,000 within sixty
(60) days of May 11, 2000.

          5.2. SALE OF INTERESTS. The Investor shall have been duly admitted to the Partnership as a Limited Partner.

          5.3. REPRESENTATIONS AND WARRANTIES. The Partnership and the General Partner shall represent and warrant to the Investor that, at the time of the closing:

          (a) ORGANIZATION AND STANDING OF THE PARTNERSHIP. The Partnership is duly and validly organized and validly existing as a limited partnership under the laws of the State of Delaware and has all requisite power and authority under the Partnership Agreement, its Certificate of Limited Partnership and such laws to enter into and carry out the terms of the Subscription Agreements, to conduct its activities as described in the Partnership Agreement, to admit partners to the Partnership and to issue and sell Interests in the Partnership. The General Partner is duly and validly organized and validly existing as a limited partnership under the laws of the State of Delaware and has all requisite power and authority under its limited partnership agreement, certificate of limited partnership and such laws to conduct its activities and to enter into and perform the Partnership Agreement.

          (b) COMPLIANCE WITH OTHER INSTRUMENTS. Neither the Partnership nor the General Partner is in violation of any term of its respective partnership agreement or other governing documents or the Subscription Agreements, and neither the Partnership nor the General Partner is in violation of any term of any mortgage, indenture, contract, agreement, instrument, judgment, decree, order, statute, rule or regulation applicable to it resulting in any material adverse change in the business, prospects, condition, affairs or operations of the Partnership or in any material liability on the part of the Partnership or the General Partner. The execution and delivery of the Partnership Agreement and the Subscription Agreements do not result in the violation of, constitute a default under, or conflict with, any mortgage, indenture, contract, agreement, instrument, judgment, decree, order, statute, rule or regulation applicable to the Partnership or the General Partner, or result in the creation of any mortgage, lien, encumbrance or charge upon any of the properties or assets of the Partnership or the General Partner.

          (c) GOVERNMENTAL AND REGULATORY APPROVAL. Neither the execution and delivery of the Subscription Agreements, nor the offer or sale of the Interests, requires any consent, approval or authorization from, or filing, registration or qualification with, any federal, state or local governmental or regulatory authority (including, without limitation, registration under the Securities
Act), on the part of the Partnership or the General Partner, except for (i) the filing of the Certificate of Limited Partnership as provided in the Partnership Agreement, (ii) the requisite organizational filings of the General Partner and
(iii) compliance by the Partnership and the General Partner with the requirements of any applicable state securities ("Blue Sky") laws.

          (d) LITIGATION. There are no actions, proceedings or investigations pending or threatened which have a substantial possibility of resulting in any material adverse change in the business, prospects, condition, affairs or operations of the Partnership or in any material liability on the part of the Partnership or the General Partner.

          (e) DISCLOSURE. Neither the Offering Materials nor this Subscription Agreement furnished to any Limited Partner by or on behalf of the General Partner or the Partnership in connection with the transactions contemplated hereby contains any untrue statement of a material fact or omits to state a material fact necessary in order to make the statements contained therein not misleading in light of the circumstances under which they are or were made. The Investor understands and acknowledges that his or its investment in the Partnership shall be subject to the terms and conditions of this Subscription Agreement and the Partnership Agreement in such final forms as shall be executed by the parties thereto, and as the same may be amended from time to time in accordance with their respective terms.

          (f) PARTNERSHIP LIABILITIES. Except as set forth in the Offering Materials or as otherwise disclosed to the Investor, the Partnership has not engaged in any material transactions and does not have any material liabilities or obligations of any nature, whether accrued, absolute, contingent or otherwise (including, without limitation, liabilities as guarantor or otherwise with respect to obligations of others) and whether due or to become due (other than liabilities and obligations arising out of the offering under the Offering Materials and the transactions described therein, including expenses of the offering, legal and accounting fees, and travel and travel-related expenses).

          (g) SALE OF THE INTERESTS. All action required to be taken by the General Partner and the Partnership as a condition to the sale of the Interest purchased by the Investor has been taken, such Interest will represent a duly and validly issued limited partnership interest in the Partnership and the Investor will be a Limited Partner of the Partnership entitled to all the benefits, and subject to all the obligations, of a Limited Partner under the Partnership Agreement and the Delaware Revised Uniform Limited Partnership Act.

          (h) CERTIFICATE OF LIMITED PARTNERSHIP. The Certificate of Limited Partnership of the Partnership has been duly filed for record with the Secretary of State of Delaware.

          (i) INVESTMENT COMPANY ACT STATUS. Based in part upon the representations of the Investors contained in the Subscription Agreements, the Partnership is not required to be registered as an

Investment Company within the meaning of the Investment Company Act, after giving effect to the transactions contemplated in the Offering Materials.

          5.4. PERFORMANCE OF THE PARTNERSHIP AND THE GENERAL PARTNER. The Partnership and the General Partner shall have performed and complied with all agreements and conditions required by this Subscription Agreement and the Partnership Agreement to be performed or complied with by them prior to or at the closing and there shall exist no condition or event which constitutes a default under the Partnership Agreement or the Subscription Agreement or which with notice or lapse of time, or both, would constitute such a default.

          5.5. COMPLIANCE CERTIFICATE. The Partnership and the General Partner shall have executed and delivered to the Investor a certificate certifying the fulfillment of the conditions specified in Sections 5.1, 5.2, 5.3 and 5.4.

          5.6. OPINION OF COUNSEL FOR THE PARTNERSHIP AND THE GENERAL PARTNER. The Investor shall have received an opinion, dated the closing date, from Testa, Hurwitz & Thibeault, LLP, counsel to the Partnership and the General Partner, satisfactory in substance and form to the Investor, with respect to the due formation of the Partnership, limited liability of the Limited Partners and compliance with the Securities Act.

          5.7. TERMINATION OF OBLIGATIONS. If at the closing the General Partner fails to tender to the Investor the documents specified herein which are required to be delivered to the Investor at the closing or if at the closing any of the conditions specified in this Section 5 shall not have been fulfilled, the Investor shall, at its election, be relieved of all further obligations under this Subscription Agreement.

     6. DELIVERY OF CLOSING DOCUMENTS. As soon as practicable following the Closing, the General Partner will deliver to the Investor a composite conformed copy of the Partnership Agreement and a counterpart of this Subscription Agreement, executed by the Investor and the General Partner.

     7. EXPENSES. Each party hereto will pay its own expenses relating to this Subscription Agreement and the purchase of the Investor's Interest in the Partnership hereunder.

     8. AMENDMENTS. Neither this Subscription Agreement nor any term hereof may be changed, waived, discharged or terminated except with the written consent of the Investor and the General Partner.

     9. REJECTION OF SUBSCRIPTION. The Investor acknowledges that the subscription for the Interest contained herein may be reduced or rejected by the General Partner of the Partnership in its sole discretion at any time prior to the closing.

     10. ADDITIONAL INVESTOR INFORMATION; INDEMNITY. The Investor understands that the information provided herein (including Exhibit 1 and Exhibit 2 hereto) will be relied upon by the Partnership and the General Partner for the purpose of determining the eligibility of the Investor to purchase Interests in the Partnership. The Investor agrees to provide, if requested, any additional information that may reasonably be required to determine the eligibility of the Investor to purchase Interests in the Partnership. The Investor agrees to indemnify and hold harmless the Partnership, the General Partner, any Affiliate of the Partnership or the General Partner, and any director, officer, employee, or agent of any such party against any loss, damage, or liability due to or arising out of a breach of any representation, warranty or agreement of the Investor contained in this Subscription Agreement (including Exhibit 1 and
Exhibit 2
hereto) or in any other documents provided by the Investor to the Partnership or the General Partner in connection with the Investor's investment in the Interest.

     11. GENERAL. This Agreement (i) shall be binding upon the Investor and the legal representatives, successors and assigns of the Investor, (ii) shall survive the admission of the Investor as a Limited Partner of the Partnership,
(iii) shall not be assignable by the Investor without the written consent of the General Partner and (iv) shall, if the Investor consists of more than one person, be the joint and several obligation of all such persons. Two or more duplicate originals of this Agreement may be executed by the undersigned and accepted by the Partnership, each of which shall be an original, but all of which together shall constitute one and the same instrument. Upon request, the General Partner agrees to provide the Investor, or any proposed transferee of an Investor, with information concerning the Partnership of the nature described in Rule 144A(d)(4)(i) under the Securities Act for purposes of complying with the requirements of said Rule 144A. This Agreement shall be governed by the laws of the State of Delaware. Any term or provision of this Subscription Agreement that is invalid or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such invalidity or unenforceability without rendering invalid or unenforceable the remaining terms or provisions of this Subscription Agreement or affecting the validity or enforceability of any of the terms or provisions of this Subscription Agreement in any other jurisdiction.


                  [REMAINDER OF PAGE INTENTIONALLY LEFT BLANK]

                          [INVESTORS MUST COMPLETE THE
                 FOLLOWING SIGNATURE PAGE AND EXHIBITS 1 AND 2]

The foregoing Subscription Agreement is hereby accepted by the undersigned as of the date set forth below:

APPLIED GENOMIC TECHNOLOGY CAPITAL FUND, L.P.

By:     AGTC Partners, L.P.
        General Partner
        (For itself and for the Partnership)


By:     NewcoGen Group Inc.
        Its General Partner



By:    /s/  Noubar B. Afeyan
   -----------------------------------------
      Noubar B. Afeyan, President

Date of Acceptance: May 18, 2000

                         LIMITED PARTNER SIGNATURE PAGE

     IN WITNESS WHEREOF, the undersigned has executed (his Agreement for the purchase of a limited partnership interest in Applied Genomic Technology Capital Fund, LP. (the "Partnership"). This page constitutes the signature page for each of (i) the Subscription Agreement for the purchase of the Interest in the Partnership in the amount set forth, and (ii) the Limited Partnership Agreement of the Partnership in which the undersigned shall be admitted as a Limited Partner of the Partnership. Upon acceptance below by the General Partner, the undersigned shall be admitted as a Limited Partner of the Partnership and hereby authorizes this signature page to be attached to a counterpart of the Limited Partnership Agreement executed by the General Partner.

Subscription                                Antigenics Inc.
                                       ----------------------------------------
Amount of Interest Purchased:          (Print or type Name of Investor)

$       3,000,000                     [Sign Here]:
  ----------------------------------


Social Security or                     By:  /s/  Garo Armen
  Federal Tax Identification No.:          ------------------------------------
                                           (Title, if applicable)
       06-1562417                                                --------------
------------------------------


Typed or printed name arid             Preferred address for receiving
 address of Investor:                  communications (Do not complete
                                       if already listed on prior column):


Antigenics Inc.
------------------------------------   ----------------------------------------

630 Fifth Avenue, New York, NY 10111
------------------------------------   ----------------------------------------


                                       Type of Entity (e.g. individual,
                                       corporation, estate, trust, partnership,
                                       exempt organization, nominee,
                                       custodian):
Telecopier No.: 212-332-4778                Corporation
               ---------------------   ----------------------------------------


Employee benefit plan: Yes   No X      NASD member or related person: Yes  No X
                          ---    ---                                     --  ---


                           ACKNOWLEDGMENT OF SIGNATURE

STATE/COUNTRY OF NEW YORK                  )
                                           )
COUNTY/PROVINCE OF NEW YORK                )

     On this 4th day of May, 2000, before me personally came Garo Armen, known to me to be the CHIEF ESECUTIVE OFFICER of the Limited Partner named above, or the individual so named above, and made oath that lie or she executed the above instrument as his or her own free act and deed, and iii the capacity therein stated, as the authorized representative of the person or entity set Forth above, or in any individual capacity.

   [NOTARIAL SEAL]

                                             /s/  Ma Naomi Sui Hong
                                      ------------------------------------------
                                      Notary Public

                                      My commission expires:  June 12, 2001

                                                                       EXHIBIT 1


     The Investor hereby represents and warrants, pursuant to Section 2(e) of the attached Subscription Agreement, that he, she or it is correctly and in all respects described by the category or categories set forth below directly under which the Investor has signed his, her or its name.

     [SIGN BELOW THE CATEGORY OR CATEGORIES WHICH DESCRIBES YOU]

     1. The Investor is a natural person whose net worth, either individually or jointly with such person's spouse, at the time of his purchase, exceeds $1,000,000.


     ----------------

     2. The Investor is a natural person who had individual income in excess of $200,000, or joint income with that person's spouse in excess of $300,000, in 1998 and 1999 and reasonably expects to reach the same income level in 2000.


     ----------------

     3. The Investor is a corporation, partnership or other organization described in Section 501(c)(3) of the Internal Revenue Code, or Massachusetts or similar business trust, not formed for the specific purpose of acquiring the securities offered, with total assets in excess of $5,000,000.

     /s/ Garo Armen
     -----------------

     4. The Investor is an entity which falls within one of the following categories of accredited investors set forth in Rule 501(a) of Regulation D under the Securities Act ("Regulation D"):

          (a) A bank as defined in Section 3(a)(2) of the Securities Act, or any savings and loan association or other institution as defined in Section 3(a)(5)(A) of the Securities Act whether acting in its individual or a fiduciary capacity.


     ----------------

          (b) A broker or dealer registered pursuant to Section 15 of the Securities Exchange Act of 1934.


     ----------------

          (c) An insurance company as defined in Section 2(13) of the Securities Act.


     ----------------

          (d) An investment company registered under the Investment Company Act of 1940 or as a business development company as defined in Section 2(a)(48) of that Act.


     ----------------

          (e) A Small Business Investment Company licensed by the U.S. Small Business Administration under Section 301(c) or (d) of the Small Business Investment Act of 1958.


     ----------------

          (f) Any plan established and maintained by a state, its political subdivisions, or any agency or instrumentality of a state or its political subdivisions, for the benefit of its employees, if such a plan has total assets in excess of $5,000,000.


     ----------------

          (g) Any private business development company as defined in Section 202(a)(22) of the Investment Advisers Act of 1940.


     ----------------

          (h) An employee benefit plan within the meaning of Title I of the Employee Retirement Income Security Act of 1974, if the investment decision is made by a plan fiduciary, as defined in Section 3(2 1) of such act, which is either a bank, savings and loan association, insurance company or registered investment adviser or if the employee benefit plan has total assets in excess of $5,000,000 or, if a self-directed plan, with investment decisions made solely by persons that are accredited investors.


     ----------------

          (i) A trust, with total assets in excess of $5,000,000 not formed for the specific purpose of acquiring the securities offered, whose purpose is directed by a sophisticated person as described in Rule 506(b)(2){ii) of Regulation D.


     ----------------


     5. The Investor is an entity in which all of the equity owners are accredited investors and described in one or more of the categories set forth in paragraphs 1 through 4 above.


     ----------------

                                                                       EXHIBIT 2


     The Investor hereby represents and warrants, pursuant to Section 2(e) of the attached Subscription Agreement, that he, she or it is correctly and in all respects described by the category or categories set forth below directly under which the Investor has signed his, her or its name.

     (SIGN BELOW THE CATEGORY OR CATEGORIES WHICH DESCRIBES YOU]

QUALIFIED PURCHASER STATUS

     A. The Investor is a "qualified purchaser" as defined in Section 2(a)(51)(A) of the Investment Company Act:

     1. The Investor is a natural person who owns not less than $5,000,000 in investments.(1)


     ----------------

     2. The Investor is a company that owns not less than $5,000,000 in investments1 that is owned directly or indirectly by or for two (2) or more natural persons who are related as siblings or spouse (including former spouses), or direct lineal descendants by birth, adoption, spouses of such persons, the estates of such persons, or foundations, charitable organizations or trusts established by or for the benefit of such persons.


     ----------------

     3. The Investor is a trust not covered by clause (2) above that was not formed for the purpose of acquiring the securities offered, as to which the trustee or other person authorized to make decisions with respect to the trust, and each settlor or other person who has contributed assets to the trust is a person described in clauses (I), (2) above or (4) below.


     ----------------

     4. The Investor is either (x) a person(2), acting for its own account or the accounts of other qualified purchasers, who in the aggregate owns and invests on a discretionary basis not Less than $25,000,000 in investments or (y) a qualified institutional buyer (as defined in paragraph (a) of Rule 144A


     ----------------


(1) For definition of investments", see Rule 2a5 1-I promulgated under the Investment Company Act.

(2) If such person is a company that, but for the exceptions provided for in paragraph (1) or (7) of Section 3(c) of the Investment Company Act, would be an investment company (an "excepted investment company"), all beneficial owners of its outstanding securities (other than short-term paper), determined in accordance with Section 3(c)(1)(A) on the Investment Company Act, that acquired such securities on or before April 30, 1996 (as "pre-amendment beneficial owners"), and all pre--amendment beneficial owners of the outstanding securities (other than short-term paper) of any excepted investment company that, directly or indirectly owns any outstanding securities of such excepted investment company, have consented to its treatment as a qualified purchaser. See Rule 2a51-2(e).

promulgated under the Securities Act) meeting the requirements of Rule 2a5 1-1(g) promulgated under the Investment Company Act.


     ----------------

     5. The Investor is a company all of the securities of which are beneficially owned by "qualified purchasers."


     ----------------

     B. The Investor is not a "qualified purchaser" as described in any of the above categories.


     ----------------